Exhibit 24




                                POWER OF ATTORNEY



              I, the undersigned Director and/or Officer of New Rockwell Collins, Inc., a Delaware corporation (this "Corporation"), hereby constitute CLAYTON M. JONES, LAWRENCE A. ERICKSON, PATRICK E. ALLEN and PETER R. KOLYER, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, Registration Statements on Form S-1, S-3 or S-8 and any and all amendments (including post-effective amendments) and supplements thereto for the purpose of registering under the Securities Act of 1933, as amended, securities to be offered pursuant to (i) this Corporation's 2001 Stock Option Plan, (ii) this Corporation's 2001 Long-Term Incentives Plan, (iii) this Corporation's Directors Stock Plan, (iv) this Corporation's Retirement Savings Plan for Salaried Employees, (v) this Corporation's Retirement Savings Plan for Hourly Employees, (vi) this Corporation's Retirement Savings Plan for Bargaining Unit Employees and (vii) this Corporation's Employee Stock Purchase Plan.



      Signature                       Title                          Date


/s/ CLAYTON M. JONES      President and Chief Executive            June 13, 2001
------------------------  Officer (principal executive
Clayton M. Jones              officer) and Director


/s/ DONALD R. BEALL                 Director                       June 13, 2001
------------------------
Donald R. Beall


/s/ ANTHONY J. CARBONE              Director                       June 13, 2001
------------------------
Anthony J. Carbone


/s/ RICHARD J. FERRIS               Director                       June 13, 2001
------------------------
Richard J. Ferris


/s/ JOSEPH F. TOOT, JR.             Director                       June 13, 2001
------------------------
Joseph F. Toot, Jr.


/s/ LAWRENCE A. ERICKSON   Senior Vice President and Chief         June 13, 2001
------------------------    Financial Officer (principal
Lawrence A. Erickson      financial and accounting officer)